UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  April 9, 2001


                             Commission file number

                                     0-27599


                                  SulphCo, Inc.
                       (Formerly known as Filmworld, Inc.)
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                          88-0222729
    ---------------------------                      -------------------------
   (State of other jurisdiction                          (I.R.S. Employer
   of incorporation or                                   Identification No.)
    organization)


1650 Meadow Wood Lane, Reno, Nevada                        89502
-----------------------------------                    --------------
(Address of principal executive offices)                 (Zip Code)


Registrant's Telephone number, including area code:  (775)829-1310
                                                     -------------

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Item No. 5. Other Events.

         On April 9, 2001, the annual meeting of the shareholders of the Company was held. At that meeting, the Company's shareholders elected directors, affirmed the board of directors' appointment of the Company's independent auditors and approved a merger between the Company and the Company's wholly-owned subsidiary, SulphCo, Inc.

         Pursuant to that shareholder approval, the Company has merged with its wholly-owned subsidiary SulphCo, Inc. The name of the Company's subsidiary was changed from GRD, Inc., to SulphCo, Inc. on March 8, 2001. Prior to that time GRD, Inc. did business as SulphCo. Inc. As part of the merger between the Company and its subsidiary, the Company's name was changed to SulphCo. Inc. Articles of Merger reflecting this transaction were filed with the office of the Secretary of State of the State of Nevada on April 11, 2001

         The Company's name was changed to more clearly reflect the business operations of the Company. Management views this merger as a general "housekeeping" matter. The Company already owns all of the issued and outstanding shares of SulphCo., Inc., formerly GRD, Inc. Accordingly, the merger did not result in any transfer of value to the Company's security holders. The shares of the subsidiary's common stock now owned by the Company will be retired and no additional shares of the Company's common stock will be issued as part of this merger.

Item No. 7. Financial Statements and Exhibits

(c)      Exhibits

(99)     Other Exhibits: Articles of Merger filed April 11, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2001

                                             SULPHCO, INC.


                                             By: /s/ Mark T. Cullen
                                             ----------------------
                                                     Mark T. Cullen
                                                     Chairman of the Board

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Filed # C9141-86
APR 11 2001
By the Office of
\s\Dean Heller
Dean Heller Secretary of State


                               ARTICLES OF MERGER


         These Articles of Merger ("Articles"), made and entered into this 9th day of April, 2001, by and between FILMWORLD, INC., a Nevada corporation (hereinafter referred to as "FilmWorld") and SULPHCO, INC., a Nevada corporation (hereinafter referred to as "SulphCo"). These Articles are adopted pursuant to the requirements of Section 78.458 of the Nevada Revised Statutes. These laws permit the merger described hereinafter, subject to the terms and conditions set forth as follows:

                                   ARTICLE I

                   [INCORPORATION AND SURVIVING CORPORATION]

         FilmWorld, a Nevada corporation, was organized on December 23rd, 1986. SulphCo, a Nevada corporation, was organized on January 13th, 1999. FilmWorld, a Nevada corporation, is the surviving corporation.

                                   ARTICLE II

                                [BOARD APPROVAL]

         The Merger Agreement was adopted unanimously by the Boards of Directors of FilmWorld, a Nevada corporation, and SulphCo, a Nevada corporation, on March 26th, 2001.

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                                  ARTICLE III

                             [STOCKHOLDER APPROVAL]

         The Merger Agreement was adopted by the Stockholders of FilmWorld at an Annual Meeting held on Monday April 9th, 2001. There were present in person or by Proxy 20,338,512 shares of the 22,712,800 shares outstanding.

         The Merger Agreement was adopted by the stockholders of SulphCo, a Nevada corporation, at a Special Meeting held on March 26th, 2001. There were present in person 2,500 shares of the 2,500 shares outstanding. There were 2,500 shares voting for the merger. There were no shares voting against the merger and no shares abstaining. The number of shares cast in favor of the merger by the stockholders of both FilmWorld and SulphCo were sufficient for approval of the merger by the stockholders of each corporation.

                                   ARTICLE IV

                            [AMENDMENTS TO ARTICLES]

         The Articles of Incorporation of the surviving corporation, FilmWorld, as presently on file, will not be amended as a result of the merger, except Article one shall read "ARTICLE I" the name of the corporation is SULPHCO, INC.

                                   ARTICLE V

                              [EXCHANGE OF SHARES]

         2,500 shares of SulphCo will be retired in the  surviving  corporation.

                                   ARTICLE VI

                        [REGISTERED OFFICE - FILMWORLD]

         The complete executed Merger Agreement is on file at the registered office of the surviving corporation, FilmWorld, at 1650 Meadowood Lane, Reno, Nevada 89502

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                                   ARTICLE VII

                            [COPY OF PLAN OF MERGER]

         A complete, executed Merger Agreement is on file at the registered office of the surviving corporation as set forth in Article VI above. A copy of the Merger Agreement will be furnished by FilmWorld, the surviving corporation, on request and without cost, to any stockholder of any corporation, which is a party to the merger.

                                  ARTICLE VIII

                                [EFFECTIVE DATE]

         The effective date of the merger shall be the date these Articles of Merger are filed with the Secretary of State of Nevada. IN WITNESS WHEREOF, these Articles of Merger, having been duly approved by a resolution of the Boards of Directors and Stockholders of FilmWorld and SulphCo, and is executed by the Chairman of the Board and Secretary of both corporations. DATED this 9th day of April, 2001.



ATTEST:                                            FILMWORLD, INC.
                                                   A Nevada corporation


By: \s\ Alexander H. Walker, Jr.                   By: \s\ Rudolph Gunnerman
        ------------------------                   ------------------------
        Alexander H. Walker, Jr., Secretary              Rudolph Gunnerman
                                                         Chairman of the Board



ATTEST:                                            SULPHCO, INC.
                                                   A Nevada corporation

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By: \s\ Alexander H. Walker, Jr.                  By: \s\ Rudolph Gunnerman
   --------------------------------------         -----------------------
        Alexander H. Walker, Jr., Secretary               Rudolph Gunnerman
                                                          Chairman of the Board

STATE OF NEVADA                     )
                                    )ss
COUNTY OF WASHOE                    )


                  The undersigned, a Notary Public, does hereby certify that on this 9th day of April, 2001, personally appeared before me Rudolph Gunnerman, who being by me first duly sworn, declared that he is the Chairman of the Board of FilmWorld, and SulphCo; and Alexander H. Walker, Jr., who being by me first duly sworn, declared that he is the Secretary of FilmWorld and SulphCo; and that they signed the foregoing document as Chairman and Secretary of the corporations, and that the statements therein contained are true.

                  IN WITNESS WHEREOF, I have set my hand and seal this 9th day of April, 2001.


                                            By: \s\ Margaret A. Oliver
                                            --------------------------
                                                    Margaret A. Oliver
                                                    Notary Public
                                                    Residing in: Reno, NV
My Commission Expires:

Oct. 10, 2001                              [Notary stamp of Margaret A. Oliver]
----------------------

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